UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the Cynapsus Therapeutics Inc. (the “Company”)  listing on NASDAQ Global Market in June 2015, the Company’s Corporate Governance, Nominating and Compensation Committee (the “Committee”) hired Radford (which is part of Aon Hewitt) (“Radford”), a leading technology and life sciences compensation consulting firm, as an advisor to establish a new peer comparison group of companies, review current compensation philosophies, develop executive and director rewards programs, assist with managing certain risks, and to educate the Committee on latest governance best practices.

Effective October 1, 2015, following Radford’s executive compensation review and recommendations, the Company amended the employment agreements between the Company and each of Anthony Giovinazzo, its President and Chief Executive Officer; Andrew Williams, its Chief Operating Officer and Chief Financial Officer; Thierry Bilbault, its Chief Scientific Officer and Executive Vice President, Chemistry, Manufacturing and Controls; and Albert Agro, its Chief Medical Officer (collectively, the “Employment Agreements”).

The Company amended the Employment Agreements, among certain other immaterial revisions, to increase the annual base salaries of Messrs. Giovinazzo, Williams, Bilbault and Agro to US$340,000, US$250,000, US$300,000 and US$315,000, respectively.

The Company also amended Dr. Agro’s Employment Agreement to reflect an increase (from 80% of time) to full time employment.

The foregoing summaries of certain terms of the Employment Agreements are not complete and are qualified by reference to the full text of the Employment Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Employment Agreement, dated October 1, 2015, between Anthony Giovinazzo and the Company.
10.2	Employment Agreement, dated October 1, 2015, between Andrew Williams and the Company.
10.3	Employment Agreement, dated October 1, 2015, between Thierry Bilbault and the Company.
10.4	Employment Agreement, dated October 1, 2015, between Albert Agro and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: October 2, 2015	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated October 1, 2015, between Anthony Giovinazzo and the Company.
10.2	Employment Agreement, dated October 1, 2015, between Andrew Williams and the Company.
10.3	Employment Agreement, dated October 1, 2015, between Thierry Bilbault and the Company.
10.4	Employment Agreement, dated October 1, 2015, between Albert Agro and the Company.